EXHIBIT 99.1
Stephens Inc Spring Conference June 3, 2009 New York City

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Phil Heasley, Chief Executive Officer

Topics Our Product Portfolio Market Environment Customer by Type Geographic Channels Financial Metrics

ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure BASE24-eps Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments

ACI Product Portfolio ACI Wholesale Payments Solution Payments Hub MTS-eps Online Banking ACI Enterprise Banker Trade Finance ACI Global Trade Manager ACI Open Account Manager Global Payments Processing ACI MTS - Money Transfer System ACI Payment File Manager ACI Common Infrastructure & Tools Automated Enrollments ACI Enterprise Enrollments Web Services Tools ACI WebGate Activity Monitoring ACI Monitoring & Management System (ENGUARD) Testing and Simulation ACI Simulation Services for Enterprise Testing (ASSET) Communications ACI Network Express ICE-XS GoldenGate ACI Risk Management Solution Fraud Detection ACI Proactive Risk Manager Case Management ACI Automated Case Management ACI Retail Payments Solution Payments Hubs BASE24 BASE24-eps ACI Commerce Gateway ACI Retail Commerce Server Payment Settlement and Card Management Card Management ACI Payments Manager ACI Smart Chip Manager Payment Settlement ACI Payments Manager

BASE24-eps

Functionality / Market Served

- Provides an end-to-end solution for the acquisition, authorization and recording of consumer based electronic payments
- High volume, high availability, multi-platform transaction processing engine
- Transaction acquiring: ATM, POS and interchange interfaces
- Device channel management: ATM and POS Complex transaction routing and switching

Key Competitors

- Software Providers
  - S1
  - Fidelity (eFunds)
  - Regional (Alaric, Tieto Enator, Distra)
- In-house Systems
- Processors (Mature and Emerging)
  - First Data, ATOS, Metavante, FiServ,…
  - Visa & Mastercard

Value Proposition

- Attain faster time to market at a lower cost through powerful customization environment for authorization, device management and interfaces
- Platform rationalization after merger or acquisition while supporting diverse payment products and processes
- Provide customers a single view of their card account activity and balances across multiple delivery device channels
- Eliminate need to maintain multiple authorization engines (e.g. BASE24-atm and BASE24-pos), reducing system complexity, development and maintenance costs

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Release Plan / Pricing

- Providing capabilities to migrate our legacy payment engine customers to BASE24-eps (BASE24, ON/2, OpeN/2, AS/x, T25, OCM24)
- Building out of the long term retail roadmap with the end view towards the EPS-HUB
- Customers license modules and capacity
- Maintenance fees (PSF) are typically associated with modules, not capacity

PRB

Functionality / Market Served

- Provides an end-to-end solutions for real-time and enterprise payments risk management: Fraud Detection and Money Laundering Detection
- Transaction monitoring solution to detect fraudulent and money laundering activity
- Solutions offered for Enterprise, Debit/Credit card, Merchant and Anti-Money Laundering
- Rules and Neural Network detection engines
- Interfaces between ACI products (BASE24, BASE24 eps, and MTS)

Key Competitors

- Fair Isaac
- Actimize
- Norkom
- Fortent
- SAS

Value Proposition

- Enterprise version offers operational savings by consolidation of multiple point solutions
- Rules and scoring combined provide lift to detection of fraudulent and money laundering activity
- Profiling assists in detecting more fraud by comparing current activity to established norms
- Short implementation timeframe
- Customer driven data input allows customers to define their input formats, which drives screen content

Release Plan / Pricing

- Launch next generation of PRM and ACM
- Build out of the long term retail roadmap with the end view towards the EPS-HUB

- The current pricing structure includes an initial license fee, monthly license fee, capacity fees, and monthly product support fee.
- Services are approached directly as time and materials based on the effort.

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Enterprise Banker An online banking product that supports all market segments, from consumer to large corporate customers Real-time and batch balance and transaction reporting, with images, online statements ACH origination, wire transfer origination and reporting, account transfers, stop payment, positive pay, loan payments and advances/drawdowns, cash concentration Remote check deposit, bill payment, multi-factor authentication Functionality / Market Served Single online banking product for corporate, middle market, business banking, micro business and consumer Depth and breadth of cash management capabilities and features, including 3rd party Deployed in-house and On Demand (ASP) Proven & predictable implementation including real-time interfaces and portal, and third party integration process Value Proposition S1 Fundtech Intuit/DI Key Competitors Improved capabilities for generating ACH and Wire payments, and integration to payment systems such as MTS Critical focus on reporting and ease of manipulation of payment data by businesses and consumers In-house price model based upon site license with annual maintenance AOD price model based upon module license fees with annual maintenance and monthly customer fees Release Plan / Pricing

General Market Update Cost pressures on our customers lead to product sales opportunities Inefficient technologies and processes Exacerbated by M&A activity seen over past half year Heavy focus on compliance, fraud and risk management Good for the ACI hub multi-product solution sales Our Enterprise On Demand opportunities are also very key for this market Starting to see impact of M&A activity as customers consolidate licenses Cross sell opportunities even as we lose the benefit of second license stream revenue Many license amalgamations which would occur as a result of M&A have already been factored into backlog (Wamu, Mellon, ABN, Wachovia, etc)

Market Trends and Drivers U.S. credit crisis leads to extreme focus on ROI, and accelerated M&A Continued desire to reduce costs and increase productivity Need for end-to-end solutions Need for platform and solutions convergence Need to automate manual, cumbersome processes ACI will drive customers to new releases to address these needs Electronic payment volumes continue to rise Risk and compliance needs Globalization needs Newer phenomena - EMV, prepaid cards, mobile banking and payments Overall market drivers remain positive for ACI

Customer Revenue by Industry Type We maintained a similar product line segmentation year-over-year Strong revenue from banks and processors in 2008 Growing activity in the retailer segment in the United States All product attrition for the year at extremely low rates of 4.2% Industry Type CY 2008 Revenue % Finance 288,144 69% Banks, mainly Tier 1 & 2 Other 10,419 2% Healthcare, Colleges, Government, Social Svcs, etc Processor 90,842 22% Processors and Credit Card companies Retail 28,248 7% Retail Grand Total 417,653 100% Industry Type PY 2007 Revenue % Finance 253,155 68% Banks and credit unions Other 26,695 7% Healthcare, Colleges, Government, Social Svcs, etc Processor 71,632 19% Processors and Credit Card companies Retail 22,730 6% Retail Grand Total 374,211 100%

Historic Sales By Quarter 2008-2009 3/31/2008 $63,813 $1,311 $9,621 $38,101 $14,781 2% 15% 60% 23% 6/30/2008 $99,938 $15,856 $23,487 $45,434 $15,160 16% 24% 45% 15% 9/30/2008 $106,594 $14,345 $7,180 $52,133 $32,936 13% 7% 49% 31% 12/31/2008 $189,337 $16,490 $17,014 $82,509 $73,324 9% 9% 44% 39% 3/31/2009 $60,802 $9,719 $8,963 $33,616 $8,504 16% 15% 55% 14% Mar. QTD 09 $60,802 $9,719 $8,963 $33,616 $8,504 Mar. QTD 08 $63,813 $1,311 $9,621 $38,101 $14,781 Variance ($3,011) $8,409 ($657) ($4,485) ($6,278) Add-on Business inc. Capacity Upgrades & Services Term Extentions Total Economic Value of Sales Quarter-End Sales Mix by Category Sales New Accounts New Applications Add-on Business inc. Capacity Upgrades & Services Term Extentions New Accounts New Applications

2009 Opportunities- Americas North American Banks Top bank ATM systems currently on processors Hub consolidation and cross-sell Online banking consolidation Risk Management cross-sell and upsell Wholesale payments in Canada North American Retailers Replace redundant, fragmented legacy technologies Processors Replace redundant legacy technologies Latin America New accounts and cross-selling Wholesale payments

2009 Opportunities- EMEA BASE24-eps - Focus on Tier 1 migrations and new names Payments HUB consolidation opportunities Build Operate Transfer model creates opportunity during a difficult economic climate and with major M&A activity Wholesale focus on SEPA-express with market regulations driver, expansion of Faster Payments and MTS-eps business development Continue to build on the success of PRM Professional Services - expansion of existing offerings to include support packages for sunset products and continue to increase margins

2009 Opportunities- Asia North Asia is the growth opportunity Japan upgrading retail/wholesale infrastructure China banks looking for payment hubs & upgrade risk India volumes continue to grow Indian banks rapidly extend coverage in consumer payments Australia consolidates Drives urgency to implement payment hubs across retail/wholesale Transaction banking services growing Corporate banking services attracting greater budgets in ASEAN

Cost Management Annualized gross cost savings of $30 million achieved in 2008 Rationalized headcount in mature markets and reinvested in growth regions A further $8 million in cost savings which will complete restructuring in 2009 Approximately $11.5 million to be re-invested in products, services and operational management Globalize Help24 customer support to create better quality as well as to control costs through better common tools and processes Assessing back office delivery / functionality

Financial Review Tamar Gerber, Vice President, Investor Relations

ACIW Quarterly Revenue by Type 12% Recurring Revenue Growth between '07 & '08 4% ILF's & Capacity Revenue Growth between '07 & '08; Phasing of ILF's & Capacity driven mainly by Annual License Fee Revenue Recognition in Q4 time period 21% Implementation & Professional Svcs. Revenue Growth between '07 & '08; Driven primarily by Customer Go-Lives in the Americas & U.K. (Faster Payments) In $ Thousands Revenue Type QE Mar07 QE Jun07 QE Sep07 QE Dec07 QE Mar08 QE Jun08 QE Sep08 QE Dec08 QE Mar09 Recurring Revenue 50,295 52,504 53,916 54,333 56,274 58,272 63,390 58,170 57,454 ILF's & Capacity 23,259 25,379 12,754 30,274 20,953 20,421 25,175 28,449 13,465 Impl. & Professional Svcs. 16,394 20,224 18,202 16,675 13,436 30,525 19,996 22,591 17,294 Total Revenue 89,948 98,108 84,872 101,282 90,663 109,218 108,561 109,210 88,213 4 Qtr. Average by Revenue Type 10,000 20,000 30,000 40,000 50,000 60,000 70,000 QE Dec07 QE Mar08 QE Jun08 QE Sep08 QE Dec08 QE Mar09 Recurring Revenue ILF's & Capacity Impl. & Professional Svcs.

ACIW Annual Revenue by Type ~ 55% of Total Revenue is Monthly Recurring Revenue ~ 45% of Total Revenue is generally split evenly between ILF's & Capacity and Implementation & Professional Services Revenue $374MM $418MM $415 - $425MM 6% CAGR (3 Yr.) In $ Thousands 211,048 236,106 91,667 94,999 71,496 86,548 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 CY 2007 Actuals CY 2008 Actuals CY 2009 Guidance Impl. & Professional Svcs. ILF's & Capacity Recurring Revenue

ACIW Quarterly Revenue from Backlog vs. Sales ~ 85% of Total Revenue is from Backlog ~ 15% of Total Revenue is from Current Quarter Sales In $ Thousands Total Revenue QE Mar07 QE Jun07 QE Sep07 QE Dec07 QE Mar08 QE Jun08 QE Sep08 QE Dec08 QE Mar09 From Backlog 71,470 76,743 81,484 88,108 80,883 97,637 88,398 88,838 83,648 From Current Qtr. Sales 18,478 21,366 3,388 13,175 9,780 11,581 20,162 20,372 4,566 Total Revenue 89,948 98,108 84,872 101,282 90,663 109,218 108,560 109,210 88,213 % From Backlog 79% 78% 96% 87% 89% 89% 81% 81% 95% % from Current Qtr. Sales 21% 22% 4% 13% 11% 11% 19% 19% 5% 4 Qtr. Average Revenue from Backlog, Sales - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 QE Dec07 QE Mar08 QE Jun08 QE Sep08 QE Dec08 QE Mar09 From Backlog From Current Qtr. Sales

EBITDA (Adjusted) Trending In $ Millions CY 2005 CY 2006 CY 2007 CY 2008 EBITDA 61.8 55.1 17.4 52.0 Non-Recurring Items Stock Options - 2.6 9.2 - Restructuring & Emp. Related - - 5.5 6.4 Corporate Jet Lease Term. - - 1.3 - IBM Prof. Fees & Transition Exp. - - 0.5 6.5 LTIP Reversal - - (2.1) (2.1) Class Action Settlement - 8.5 - - Total Non-Recurring Items - 11.1 14.4 10.8 Non-Cash Compensation 1.4 6.7 7.9 10.5 EBITDA Adjusted 63.2 72.9 39.7 73.3 EBITDA Adjusted 63.2 72.9 39.7 73.3 30.0 35.0 40.0 45.0 50.0 55.0 60.0 65.0 70.0 75.0 80.0 CY 2005 CY 2006 CY 2007 CY 2008

Operating Free Cash Flow 2007-08-09 In $ Thousands 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2007 Actual 2008 Actual 2009 Estimate ACIW Operating Free Cash Flow ex. IBM ACIW Operating Free Cash Flow $35 - $40MM $25 - $30MM $43MM $29MM $53MM $65MM 2007 Actual 2008 Actual 2009 Estimate GAAP Cash Flow from Operations 37,866 77,826 $40 - $45 MM Capital Expenditures (7,967) (11,957) ~($12MM) Non - Recurring Items 13,301 4,100 ~$7MM Proceeds from Alliance Agreement (Investing) 9,330 1,498 ~$4MM Alliance Tech. Enablement Exp. (Investing) 0 (6,328) ~($14MM) ACIW Operating Free Cash Flow 52,530 65,139 $25 - $30MM Add back Alliance Tech. Enablement Exp. 0 6,328 ~$14MM Subtract Proceeds from Alliance Agreement (9,330) (42,433) ~($4MM) ACIW Operating Free Cash Flow ex. IBM 43,200 29,034 $35 - $40MM

Annual Guidance Annual Guidance Sizable term renewal expected to close in June or July Timing of both sales and revenues now anticipated in Q2 or Q3 depending on contract signing date of late June or early July Large account expiry date of July 2009 Annual guidance remains unchanged

Disciplined Capital Allocation Objective: Allocate capital to optimize shareholder returns Organic Business Growth Acquisition Share Repurchase Program Internal Investments Geographic build out Product development Cost effectiveness Capital expenditures Bolt-on acquisitions and alliances aligned with growth strategy Focus on product extensions, fill product gaps, geographic expansion, and customer access $210M total authorization Increased authorization by $100M in Q1 2007 As of May 31, 2009, $168M (7.0M shares) repurchased since inception of plan Most recently, repurchased $15M (1.0M shares) in Q2 2009 at an average price of $14.55 $42M authorization remaining

Historical Capital Allocation Capital deployed to support growth strategy and enhance shareholder returns (dollars in millions) Over the past four years, we have deployed cash and cash flow to fund our capital activities. We also entered into a $150 million credit facility ($75 million outstanding) to provide more flexibility. $9 $8 $12 $47 $30 $46 $30 $37 $169 $11 $90 $65 $42 $6 $208 $0 $30 $60 $90 $120 $150 $180 $210 $240 CY2005 CY2006 CY2007 CY2008 CapEx Share Repurchase Acquisitions Operating Cash Flow (Pre-CapEx)

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates", "looks forward to," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements in this presentation include, but are not limited to, statements regarding : Our anticipated delivery of Base 24-eps, PRM and Enterprise Banker products according to our contemplated release plans and pricing structures while also achieving the value propositions contemplated for our customers. Expectations that the overall market drivers will remain positive for ACI and that market conditions, including the financial crisis, cost pressures on customers, focus on customer compliance, fraud and risk management, and customer M&A activity, will create favorable conditions for the Company and that the Company will be able to successfully take advantage of those conditions; Expectations related to market opportunities in the Americas, EMEA and Asia-Pacific and our ability to capitalize on those opportunities; Our anticipated completion of our restructuring efforts and achievement of the associated estimated 2009 cost savings; Our anticipated investment of $11.5 million in products, services and operational management; Our anticipated globalization of Help24 customer support and the associated achievement of our anticipated improvements in support quality and cost reductions; Expectations relating to operating free cash flow, including expected capital expenditures, non- recurring items and proceeds and expenses associated with the IBM alliance; Expectations relating to 2009 financial guidance, including sales, revenue, GAAP operating income and the anticipated phasing of such results; Expectations relating to Q2 sales figures exceeding prior year Q2 sales; and Expectations relating to the allocation of capital in order to achieve anticipated optimization of shareholder returns.

Forward-Looking Statements (Continued) Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our Form 10-K filed on March 4, 2009, and our Form 10-Q filed on May 8, 2009, and specifically the sections entitled "Factors That May Affect Our Future Results or the Market Price of Our Common Stock". The risks identified in our filings with the Securities and Exchange Commission include: The global financial crisis affecting the banking system and financial markets and the current global economic conditions which could reduce the demand for our products and services or otherwise adversely impact our cash flows, operating results and financial condition; Restrictions and other financial covenants contained in our current credit facility that limit our flexibility in operating our business; The volatility and disruption of the capital and credit markets and adverse changes in the global economy that may negatively impact our liquidity and our ability to access financing; The possibility that our announced restructuring and efficiency efforts as part of the implementation of our strategic plan may not achieve the expected efficiencies and cost savings which could affect our results of operations and financial condition;

Forward-Looking Statements (Continued) The recent restatements of our financial statements; The consolidation in the financial services industry that may adversely impact the number of customers and revenues in the future; The economic changes in the banking and financial services industries, that apply to most of our customers, that could reduce the demand for our products and services; Management's backlog estimate which may not be accurate and may not generate the predicted revenues; A material weakness that management has identified in our internal control over financial reporting; Our possible exposure to unknown tax liabilities, which could adversely affect our financial condition and/or results of operations; Our stock price, which may be volatile; Our international operations; Rapid change and high competition in the software industry which may limit our ability to compete effectively; The offshore software development activities that we are engaged in, which may not be successful and which may put our intellectual property at risk; One of our most strategic products, BASE24-eps, which could prove to be unsuccessful in the market; Our announcement of the maturity of certain legacy retail payment products, which may result in decreased customer investment in our products, and the possibility that our strategy to migrate customers to our next generation products may be unsuccessful, which may adversely impact our business and financial condition; Our future profitability's dependence on demand for our products and the possibility that lower demand in the future could adversely affect our business;

Forward-Looking Statements (Continued) The possibility that if we are unable to successfully perform under the terms of our alliance with IBM or our customers are not receptive to the alliance, then our business, financial condition and/or results of operations may be adversely affected; Our outsourcing agreement with IBM, which may not achieve the level of savings that we anticipate, and the many associated changes in systems and personnel being made, along with the increases in operational and control risk during transition, which may have an impact on the business and its financial condition; Undetected errors or other defects which may be contained in our software products which could damage our reputation with customers, decrease profitability and expose us to liability; Security breaches or computer viruses which could harm our business by disrupting delivery of services and damaging our reputation; Our products' and services' possible failure to comply with government regulations and industry standards to which our customers are subject, which could result in a loss of customers and decreased revenue; Our possible failure to comply with privacy regulations imposed on providers of services to financial institutions, which could result in harm to our business; System failures, which could delay or interrupt the products and services we provide to our customers, which could harm our business and reputation and result in the loss of customers; The possibility that we may be unable to protect our intellectual property and technology and could be subject to increasing litigation over our intellectual property rights; Future acquisitions and investments that could materially adversely affect our business; and The possibility that we may become involved in litigation that could materially adversely affect our business financial condition and/or results of operations.

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